2021 Fourth Quarter and Full Year Results Gentherm, Inc. February 17, 2022 Exhibit 99.2

Forward-Looking Statement Except for historical information contained herein, statements in this presentation are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Gentherm Incorporated's goals, beliefs, plans and expectations about its prospects for the future and other future events. The forward-looking statements included in this presentation are made as of the date hereof or as of the date specified herein and are based on management's reasonable expectations and beliefs. Such statements are subject to a number of important assumptions, risks, uncertainties and other factors that may cause actual results or performance to differ materially from that described in or indicated by the forward-looking statements. Those risks include, but are not limited to, risks that: the COVID-19 pandemic and its direct and indirect adverse impacts on the automobile and medical industries and global economy, which had and are likely to continue to have, an adverse effect on, among other things, the Company’s results of operations, financial condition, cash flows, liquidity, business operations and stock price; the current supply-constrained environment we are facing involving component shortages, manufacturing disruptions, logistics challenges and inflationary pressures, and any future material delays in the supply chain of the Company or the automotive original equipment manufacturers (“OEMs”) or first tier suppliers (“Tier 1s”) supplied by the Company; the period of sustained price increases for various material components and shipping costs currently experienced in the automotive industry, which may continue for longer than we expect; the impact of industry or consumer behaviors on future automotive vehicle production, including the development and use of autonomous and electric vehicles and increasing use of car- and ride-sharing and on-demand transportation as a service, as well as related regulations; borrowing availability under the Company’s revolving credit facility; the Company’s failure to be in compliance with covenants under its debt agreements, which could result in the amounts outstanding thereunder being accelerated and becoming immediately due and payable; the Company’s ability to obtain additional financing by accessing the capital markets, which may not be available on acceptable terms or at all; the macroeconomic environment, including its impact on the automotive industry, which is cyclical; any significant declines in automobile production; market acceptance of the Company’s existing or new products, and new or improved competing products developed by competitors with greater resources; shifting customer preferences, including shifts due to the evolving use of automobiles and technology; the Company’s ability to project future sales volumes, based on which the Company manages its business; reductions in new business awards due to the macroeconomic environment, COVID-19 and related uncertainties; the Company’s ability to convert new business awards into product revenues; the loss or insolvency of any of the Company’s key customers, including due to M&A or other market consolidation of OEMs and Tier 1s; the loss of any key suppliers; the impact of price downs in the ordinary course, or additional increased pricing pressures from the Company’s customers; the feasibility of Company’s development of new products on a timely, cost effective basis, or at all; security breaches and other disruptions to the Company’s IT systems; labor shortages, wage inflation and work stoppages impacting the Company, its suppliers or customers; changes in free trade agreements or the implementation of additional tariffs, and the Company’s ability to pass-through tariff costs; unfavorable changes to currency exchange rates; the Company’s ability to protect its intellectual property in certain jurisdictions; the Company’s ability to effectively implement ongoing restructuring and other cost-savings measures or realize the full amount of estimated savings; compliance with, and increased costs related to, domestic and international regulations, including potential climate change regulations; changes in government leadership and laws, political instability and economic tensions between governments; and severe weather conditions and natural disasters and any resultant disruptions on the supply or production of goods or services or customer demands. The foregoing risks should be read in conjunction with the Company's filings with the Securities and Exchange Commission (the “SEC”), including “Risk Factors”, in its most recent Annual Report on Form 10-K and subsequent SEC filings, for a discussion of these and other risks and uncertainties. In addition, the business outlook discussed in this presentation does not include the potential impact of any business combinations, acquisitions, divestitures, strategic investments and other significant transactions that may be completed after the date hereof, each of which may present material risks to the Company’s future business and financial results. Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. 2

Use of Non-GAAP Financial Measures* In addition to the results reported herein in accordance with GAAP, the Company has provided here or elsewhere Adjusted Operating Expense, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EPS, Free Cash Flow, Net Debt and Revenue excluding the impact of foreign currency translation, each a non-GAAP financial measure. See the Company’s earnings release dated February 17, 2022 for the definitions of each non-GAAP financial measure, information regarding why the Company utilizes such non-GAAP measures as supplemental measures of performance or liquidity, and their limitations.    * See Appendix for certain reconciliations of GAAP to non-GAAP historical financial measures and page four for the reconciliation of Free Cash Flow. 3

4 Continued strong execution despite challenging environment Significantly outperformed the automotive market Record Automotive revenue $1.6B in new Automotive business awards Expanded our position as a leading supplier in electric vehicle market Record Adjusted EBITDA of $157M Record Free Cash Flow* of $105M Full Year 2021 Highlights * Free cash flow reflects net cash provided by operating activities ($143M) less purchases of property and equipment ($38M)

Automotive 4Q 2021 Highlights

GENTHERM

- 15 Vehicle launches with 11 OEMs
- Multiple CCS® product launches
  - Land Rover Range Rover
  - Lincoln Zephyr
  - Nissan Ariya & Pathfinder
  - Infiniti QX60
- Launched high voltage cable solution on Rivian
- Began a new ClimateSense™ development project with a third European OEM













Continued momentum in Automotive

Technology to the next degree™

Proprietary © Gentherm 2022 5

New Automotive Business Awards 6 Accelerating adoption of Gentherm technologies in Electric Vehicles $540M in awards across 20 OEMs in 4Q 2021 Multiple CCS® awards Cadillac Hongqi Great Wall Honda Kia Xpeng Expanded strong position with one of the largest Electric Vehicle manufacturers with breakthrough CCS® and Seat Heater awards 23 Steering Wheel Heater awards across 8 OEMs including 7 hands-on-detection enabled solutions Won next generation multi-function electronic control unit award with Ford Secured proprietary thin foil battery heating award for Renault PHEV platform

Equipping EVs of Today and Tomorrow


GENTHERM
ClimateSense™
Microclimate platform using our proprietary algorithm based on thermophysiology to provide an innovative personalized experience and range extension.
Digital Intelligence
• Thermal and Multi-function Electrical Control Unit
• Advanced Software - Enabling flexible and scalable architectures
EV Range Extending Climate Comfort Solutions
Neck Conditioner
Steering Wheel Heater
Proprietary Hands-On Detection
Seat Heat/ Advanced CCS
Floor & Ceiling Radiant Heat
Surface Heat
Battery Performance Solutions
High Voltage Cables
Air Cooling
Proprietary Cell Connecting
Thermoelectric Heat /Cool
Proprietary Cell Heating

Technology to the next degree™

Proprietary © Gentherm 2022 7

New Innovations Brought to Market in 2021 8

Medical 4Q 2021 Highlights 9 Well positioned to grow the Medical business Revenue up 17% year over year Continued strong demand for Blanketrol® globally Formed an exclusive partnership with US Med-Equip to increase Blanketrol® sales via the equipment rental market Won multiple ASTOPAD® awards with health systems and hospitals across the U.S.

Selected Income Statement Data 10 Three Months Ended December 31, Twelve Months Ended December 31, (Dollars in thousands, except per share data)

Selected Balance Sheet Data 11 (Dollars in thousands)

2022 Guidance Based on the current forecast of customer orders, supply chain constraints, estimated recovery of industry-wide semiconductor supply, light vehicle production in the Company’s key markets growing at a high single-digit rate in 2022 versus 2021. Foreign exchange rate assumed at current levels. Due to the inherent difficulty of forecasting the timing and amount of certain items that would impact net income margin, such as foreign currency gains and losses, we are unable to reasonably estimate net income margin, the GAAP financial measure most directly comparable to Adjusted EBITDA margin. Accordingly, we are unable to provide a reconciliation of Adjusted EBITDA margin to net income margin with respect to the guidance provided. 12

Appendix 13

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin 14 Three Months Ended December 31, Twelve Months Ended December 31, (Dollars in thousands)

Reconciliation of Adjusted EPS 15 Three Months Ended December 31, Twelve Months Ended December 31,